Exhibit 99.2

December 28, 2007

Board of Directors
U.S. Energy Initiatives Corporation
12812 Dupont Circle
Tampa, Florida 33626

To Whom It May Concern:

I am tendering my resignation as chief financial officer of U.S. Energy Initiatives Corporation (the “Company”) effective at the close of business on December 31, 2007.

Regards,

/s/ Michelle Hamilton
________________________